Exhibit 10.71

ELEVENTH AMENDMENT TO THE

PARSONS CORPORATION RETIREMENT SAVINGS PLAN

(2017 AMENDMENT AND RESTATEMENT)

The Parsons Corporation Retirement Savings Plan (2017 Amendment and Restatement), as previously amended (the “Plan”) is hereby amended as follows:

1.
Section 2.14.2.8 is hereby amended to read as follows:

2.14.2.8. for periods prior to June 1, 2022, an Employee of Parsons Government Support Services who is performing services for a Participating Company under a public contract subject to the Davis-Bacon Act, the Service Contract Act, or any other federal, state or municipal prevailing wage law.

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Exhibit 10.71

IN WITNESS WHEREOF, this instrument of amendment is executed this 21 day of October, 2024.

PARSONS CORPORATION

By:

Name:

Title: _________________________________